Exhibit 99
                                                                      ----------

                                                           UACSC 2001-C
                                                   UNION ACCEPTANCE CORPORATION
                                                            (Servicer)
                                                             01/31/02

NOTE BALANCE RECONCILIATION                                      D O L L A R S                                         NUMBERS

                            CLASS A-1     CLASS A-2       CLASS A-3       CLASS A-4         CLASS B        TOTAL
                          ----------------------------------------------------------------------------------------------------------
Original Note Balances    62,105,000.00  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  330,000,000.00  21,076
Beginning Period Note
  Balances                31,330,507.62  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  299,225,507.62  19,627
Principal Collections -
  Scheduled Payments       3,915,791.96            -               -               -               -      3,915,791.96
Principal Collections -
  Payoffs                  4,106,037.09            -               -               -               -      4,106,037.09     367
Principal Withdrawal from
  Payahead                       238.95            -               -               -               -            238.95
Gross Principal Charge Offs  625,118.02            -               -               -               -        625,118.02      54
Repurchases                   22,429.47            -               -               -               -         22,429.47       7
                          -------------  -------------   -------------   -------------   -------------  --------------  ------
Ending Note Balances      22,660,892.13  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  290,555,892.13  19,199
                          =============  =============   =============   =============   =============  ==============  ======

Note Factor                   0.3648803      1.0000000       1.0000000       1.0000000       1.0000000       0.8804724
Interest Rate                   2.5850%        3.0300%         3.8100%          4.390%          4.730%         3.5824%


PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                              270,000,939.63
Beginning Period Principal Balance                                      299,225,507.62
Purchase of  Subsequent Prefunded Receivables                                      -
Principal Collections - Scheduled Payments                                3,915,791.96
Principal Collections - Payoffs                                           4,106,037.09
Principal Withdrawal from Payahead                                              238.95
Gross Principal Charge Offs                                                 625,118.02
Repurchases                                                                  22,429.47
                                                                        --------------
Ending Principal Balance                                                290,555,892.13
                                                                        ==============
PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         59,999,060.37
Beginning Balance                                                                  -
Purchase of  Subsequent Prefunded Receivables                                      -
Prefund Account Interest Earned                                                    -
Withdrawal                                                                         -
                                                                        --------------
Ending Balance                                                                     -
                                                                        ==============

CASH FLOW RECONCILIATION

Principal Wired                                                           8,021,987.22
Interest Wired                                                            2,825,100.14
Withdrawal from Payahead Account                                                243.08
Repurchases (Principal and Interest)                                         23,120.59
Charge Off Recoveries                                                        92,612.11
Interest Advances                                                            59,203.42
Collection Account Interest Earned                                           10,534.78
Prefunding Reserve Amount Released from Spread Account                             -
Prefund Account Withdrawal                                                         -
Spread Account Withdrawal                                                          -
Policy Draw for Principal or Interest                                              -
                                                                        --------------
Total Cash Flow                                                          11,032,801.34
                                                                        ==============



TRUSTEE DISTRIBUTION (02/08/02)

Total Cash Flow                                                          11,032,801.34
Unrecovered Advances on Defaulted Receivables                                19,472.59
Servicing Fee (Due and Unpaid)                                                     -
Interest to Class A-1 Noteholders, including any overdue amounts             69,740.84
Interest to Class A-2 Noteholders, including any overdue amounts            226,308.18
Interest to Class A-3 Noteholders, including any overdue amounts            214,817.33
Interest to Class A-4 Noteholders, including any overdue amounts            332,209.59
Interest to Class B Noteholders, including any overdue amounts               78,045.00
Principal to Class A-1 Noteholders, including any overdue amounts         8,669,615.49
Principal to Class A-2 Noteholders, including any overdue amounts                  -
Principal to Class A-3 Noteholders, including any overdue amounts                  -
Principal to Class A-4 Noteholders, including any overdue amounts                  -
Principal to Class B Noteholders, including any overdue amounts                    -
Insurance Premium                                                            41,226.63
Unreimbursed draws on the Policy for Principal or Interest                         -
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                    31,370.23
Deposit to Payahead                                                             158.17
Payahead Account Interest to Servicer                                             1.61
Excess                                                                    1,349,835.68
                                                                        --------------
Net Cash                                                                           -
                                                                        ==============

Servicing Fee Retained from Interest Collections                            249,356.54



SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                             91,200.00
Beginning Balance                                                         5,456,505.85
Trustee Distribution of Excess                                            1,349,835.68
Prefunding Reserve Amount Released                                                 -
Interest Earned                                                               7,755.40
Spread Account Draws                                                               -
Reimbursement for Prior Spread Account Draws                                       -
Distribution of Funds to Servicer                                          (214,096.93)
                                                                        --------------
Ending Balance                                                            6,600,000.00
                                                                        ==============

Required Balance                                                          6,600,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                          9,900,000.00
Beginning Balance                                                         9,900,000.00
Reduction Due to Spread Account                                             295,868.85
Reduction Due to Principal Reduction                                        (52,981.44)
                                                                        --------------
Ending Balance                                                           10,142,887.41
                                                                        ==============
a) Outstanding Balance * 5.00% -Spread Balance                            9,504,769.53
b) Original Note Balance * 3.00%                                          9,900,000.00
c) Prior Payment Date First Loss Protection Amount                        9,900,000.00
                                                                        --------------
First Loss Protection Amount [lesser of a), b) or c) ]                    9,504,769.53
                                                                        ==============
First Loss Protection Fee %                                                      2.25%
First Loss Protection Fee                                                    18,415.49





POLICY  RECONCILIATION


Original Balance                                                        330,000,000.00
Beginning Balance                                                       294,959,413.79
Draws                                                                              -
Reimbursement of Prior Draws                                                       -
                                                                        --------------
Ending Balance                                                          294,959,413.79
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     285,126,369.61
                                                                        ==============
Required Balance                                                        285,126,369.61


PAYAHEAD RECONCILIATION


Beginning Balance                                                               687.70
Deposit                                                                         158.17
Payahead Interest                                                                 1.61
Withdrawal                                                                      243.08
                                                                        --------------
Ending Balance                                                                  604.40
                                                                        ==============


CURRENT DELINQUENCY
                                                  GROSS
      # PAYMENTS DELINQUENT          NUMBER      BALANCE
                                  -------------------------
1 Payment                             272      2,884,164.13
2 Payments                            133      1,605,459.03
3 Payments                             55        617,352.58
Total                                 460      5,106,975.74

Percent Delinquent                    2.396%         1.758%




DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                                 END OF PERIOD  DELINQUENCY
             PERIOD                 BALANCE      POOL BALANCE      RATE
                                  -----------------------------------------
Current                           2,222,811.61   290,555,892.13    0.77%
1st Previous                      1,716,451.91   299,225,507.62    0.57%
2nd Previous                        785,499.59   307,605,653.71    0.26%

NET LOSS RATE
                                                                                DEFAULTED
                                                 LIQUIDATION     AVERAGE        NET LOSS
             PERIOD                 BALANCE       PROCEEDS     POOL BALANCE    (ANNUALIZED)
                                  ---------------------------------------------------------
Current                           625,118.02     92,612.11     294,890,699.88       2.17%
1st Previous                      264,068.12      2,752.44     303,415,580.67       1.03%
2nd Previous                       94,925.79      2,903.97     312,325,541.11       0.35%

Gross Cumulative Charge Offs      977,188.91 Number of Repossessions                  37
Gross Liquidation Proceeds        100,136.95 Number of Inventoried Autos EOM          47
Net Cumulative Loss Percentage         0.27% Amount of Inventoried Autos EOM  306,701.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)        0.17%
Trigger                                0.60%
Status                               OK
Net Cumulative Loss Trigger Hit
    in Current or any                NO
    Previous Month

EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                              EXCESS     END OF PERIOD    PERCENTAGE
             PERIOD           YIELD      POOL BALANCE     (ANNUALIZED)
                           -------------------------------------------
Current                    1,400,838.28  290,555,892.13      5.79%
1st Previous               1,678,357.63  299,225,507.62      6.73%
2nd Previous               1,979,596.48  307,605,653.71      7.72%
3rd Previous               1,832,967.86  317,045,428.51      6.94%
4th Previous                        -               -
5th Previous                        -               -


                                     LEVEL              TRIGGER         STATUS
Six Month Average Excess Yield        N/A                1.50%            N/A

Trigger Hit in Current or any Previous Month                              NO



DATE:  February 6, 2002                 /s/ Diane Slomka
                                     -------------------------------------------
                                                   DIANE SLOMKA
                                                      OFFICER